                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 1996


                       4Front Software International, Inc.
               (Exact name of issuer as specified in its charter)


                                    Colorado
                 (State or other jurisdiction of incorporation)


         0-8345                                           84-0675510
(Commission File Number)           (IRS Employer Identification No.)


                         5650 Greenwood Plaza Boulevard
                                    Suite 107
                           Englewood, Colorado   80111

 ITEM 2.  ACQUISITION OF ASSETS.

     On October 11, 1996 4Front Software International Inc., acquired all of the issued and outstanding stock of Datapro Computers Group Limited ("Datapro"), based in the United Kingdom. The purchase price was L1.39 million cash ($2.15 million) subject to certain conditions as set forth below.

     Pursuant to the stock purchase agreement, L1.25 million cash ($1.95 million) was paid to the stockholders of Datapro from available cash at bank resources of the registrant.

     If the net assets of Datapro as per the September 1996 Management accounts as prepared on a consistent basis with Datapro's previous accounts, exceeds L400,000 ($620,000) then the remaining L135,000 ($200,000) will be paid. If the net assets are less than L400,000 ($620,000), then the additional payment shall be adjusted downwards on a pound-for-pound basis.

     There is no material relationship between the registrant, it's affiliates, officers or directors and any affiliate, officer or director of Datapro Computers Group Limited.

     Datapro is a United Kingdom supplier of services, storage solutions and computer sub-systems, with revenues of approximately $17 million. Datapro, based in Brighton, Southern England, provides a full range of specialized computer services to approximately 1,250 customers, principally large blue chip corporations and public sector organizations. Services offered include systems integration, hardware and software maintenance and systems support, and other technology enabling services. Datapro provides high-end support for a number of U.S. and U.K. technology manufacturers, including IBM, NCR and Mitsubishi Apricot. Datapro's service and systems integration activities account for the majority of its business.

     Datapro also offers a range of software and hardware products, some of which are proprietary to the Company including asset management software developed for the health services industry and project accounting software developed primarily for the construction industry.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Datapro Computers Group Limited, the acquired business.
     (b)  Pro Forma Financial Statements.
     (c)  Exhibits (1)

     1. Form of Share Sale Agreement relating to Datapro Computers Group Ltd, ended October 11, 1996. Previously filed as Exhibit to current Form 8-K filed October 25, 1996.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         4FRONT SOFTWARE INTERNATIONAL, INC.
                                   (Registrant)




                         By:  ____Stephen McDonnell__________________________
                              STEPHEN MCDONNELL, CHIEF FINANCIAL OFFICER



Dated:  December 6, 1996

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                            PAGE
                                                            ----

DATAPRO COMPUTERS GROUP LIMITED

     Independent Auditors' Report                           F-1

     Financial Statements:

          Consolidated Balance Sheet
          As of June 30, 1996                               F-2

          Consolidated Statement of Operations
          For the year ended June 30, 1996                  F-4

          Consolidated Statement of Stockholders' Equity
          For the year ended June 30, 1996                  F-5

          Consolidated Statement of Cash Flows
          For the year ended June 30, 1996                  F-6

     Notes to Consolidated Financial Statements             F-7

4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL STATEMENTS

Explanatory Headnote                                        F-15

Unaudited Pro Forma Consolidated Financial Statements:

     Consolidated Statements of Operations
          For the year ended January 31, 1996 and the
          year ended December 31, 1995 (unaudited)          F-16

     Consolidated Balance Sheet
          As of July 31, 1996 and June 30, 1996             F-18

     Consolidated Statements of Operations
          For the six month period ended July 31, 1996
          and for the six month period ended June 30,
          1996                                              F-22

     Notes to Unaudited Pro Forma Consolidated Financial
          Statements                                        F-24

                                                                  MOORES ROWLAND

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
  and Board of Directors
Datapro Computers Group Limited



We have audited the accompanying consolidated balance sheet of Datapro Computers Group Limited a UK Company as of June 30, 1996 and the related consolidated statement of operations, changes in stockholders' equity and cash flows for the year ended June 30, 1996 set out on pages F-2 to F-13. We have not audited Note 11 on page F-14. These consolidated financial statements are the responsibility of the Company's directors. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with United Kingdom generally accepted auditing standards, which do not differ in any significant respect from United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material aspects, the financial position of Datapro Computers Group Limited as of June 30, 1996 and the results of their operations and cash flows for the year ended June 30, 1996 in conformity with United Kingdom generally accepted accounting standards.






MOORES ROWLAND
Chartered Accountants
Registered Auditors
Brighton
England


Date:  August 8, 1996

                                      -F1-

                         DATAPRO COMPUTERS GROUP LIMITED

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                (POUNDS STERLING)


                                     ASSETS


                                                             JUNE 30,
                                                               1996
                                                            -----------
CURRENT ASSETS:
      Cash                                                  L       891
      Accounts receivable, net of allowance
        for doubtful accounts of, L99,166                     2,196,436
      Inventories                                             1,819,016
      Prepaid expenses                                          146,583
      Income taxes receivable                                    31,500
      Other current assets                                       31,585

                                                            ----------

            Total current assets                              4,226,011

                                                            ----------

PROPERTY AND EQUIPMENT, net                                     887,597

SOFTWARE COPYRIGHT                                               31,667

INVESTMENTS                                                     514,027

                                                            ----------

TOTAL ASSETS                                                L 5,659,302
                                                            -----------
                                                            -----------


SEE ACCOMPANYING NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                                     - F2 -

                         DATAPRO COMPUTERS GROUP LIMITED

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                (POUNDS STERLING)


                       LIABILITIES AND STOCKHOLDERS' FUNDS


                                                                JUNE 30,
                                                                  1996
                                                              -----------
CURRENT LIABILITIES:
      Accounts payable                                        L 1,902,847
      Accrued liabilities                                         288,698
      Deferred revenue                                          1,286,898
      Bank line of credit                                         439,518
      Capital lease obligations, current portion                  388,392

                                                              -----------

            Total current liabilities                           4,306,353

LONG TERM DEBT, less current portion                              321,623

CAPITAL LEASE OBLIGATIONS, less current portion                   247,959

DEFERRED TAXATION                                                 110,908

                                                              -----------

TOTAL LIABILITIES                                               4,986,843

                                                              -----------

COMMITMENTS AND CONTINGENCIES:

STOCKHOLDERS' EQUITY:
      Common stock of L1 each, 100,000 shares
        authorized, 21,817 issued and outstanding                  21,817
      'A' stock of L1 each, 5,500 shares authorized,
        5,500 issued and outstanding                                5,500
      11.5% preference stock of L1 each, 619,500 shares
        authorized, 115,041 issued and outstanding                112,910
      11.5% 'A' preference stock of L1 each, 275,000
        shares authorized, 275,000 issued and outstanding         275,000
      Revaluation reserve                                         207,884
      Additional paid in capital                                  172,275
      Capital redemption reserve                                  118,983
      Retained (deficit)                                         (241,910)

                                                              -----------

            Total stockholders' equity                            672,459

                                                              -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    L 5,659,302
                                                              -----------
                                                              -----------


SEE ACCOMPANYING NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                                     - F3 -

                         DATAPRO COMPUTERS GROUP LIMITED

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                (POUNDS STERLING)

                                                              FOR THE YEAR ENDED
                                                                    JUNE 30,
                                                                      1996
                                                                   -----------

REVENUES                                                          L 11,279,449

Cost of revenues                                                     5,716,644
                                                                     ---------

GROSS PROFIT                                                         5,562,805
                                                                     ---------

OPERATING EXPENSES

   Selling, general and administrative
   expenses                                                          5,274,824
   Depreciation                                                        338,385
                                                                       -------

   Total operating expenses                                          5,613,209
                                                                     ---------

LOSS BEFORE INTEREST EXPENSE, INCOME TAXES
AND SHARE OF RESULTS IN EQUITY INVESTEES                               (50,404)

INTEREST INCOME (EXPENSE)

   Interest income                                                         280
   Interest expense                                                   (142,000)
                                                                      ---------

   Total interest income (expense)                                    (141,720)
                                                                      ---------

LOSS BEFORE INCOME TAXES AND SHARE
OF RESULTS IN EQUITY INVESTEES                                        (192,124)

SHARE OF RESULTS IN EQUITY INVESTEES                                    47,831
                                                                        ------

LOSS BEFORE INCOME TAXES                                              (144,293)

INCOME TAXES                                                            20,103
                                                                        ------

NET LOSS                                                          L   (124,190)
                                                                   -----------
                                                                   -----------


SEE ACCOMPANYING NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                                     - F4 -

                         DATAPRO COMPUTERS GROUP LIMITED
                 CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN
                              STOCKHOLDERS' EQUITY
                                (POUNDS STERLING)

                                   BALANCE AT                                                    BALANCE AT
                                 JUNE 30, 1995                                                 JUNE 30, 1996
                               ------------------     NET INCOME    DIVIDEND REVALUATION OF -------------------
                               SHARES      AMOUNT      FOR YEAR      PAYABLE  INVESTMENTS   SHARES       AMOUNT
                               ------      ------     ----------    -------- -------------- ------       ------
                                              L            L            L          L                        L
Stock
-----

Common Stock                    21,817      21,817         -           -           -         21,817       21,817

'A' Common Stock                 5,500       5,500         -           -           -          5,500        5,500

11.5% Preference Stock         115,041     112,910         -           -           -        115,041      112,910

11.5% 'A' Preference Stock     275,000     275,000         -           -           -        275,000      275,000

                               -------     -------      -------      ------     -------     -------      -------

                               417,358     415,227         -           -           -        417,358      415,227

Revaluation Reserve                        67,719          -           -        140,165                  207,884

Additional Paid in Capital                 172,275         -           -           -                     172,275

Capital Redemption Reserve                 118,983         -           -           -                     118,983

Retained (Deficit)                         (52,985)    (124,190)    (64,735)       -                    (241,910)

                                           -------      -------      ------     -------                  -------

                                           721,219     (124,190)    (64,735)    140,165                  672,459

                                           -------      -------      ------     -------                  -------


SEE ACCOMPANYING NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                                     - F5 -

                         DATAPRO COMPUTERS GROUP LIMITED
                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                (POUNDS STERLING)

                                                                      JUNE 30,
                                                                        1996
                                                                     ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)                                                           L(124,190)
Adjustments to reconcile net loss to net cash provided by
operating activities
   Depreciation                                                        334,385
   Amortization of copyright                                             4,000
   (Gain) on disposal of fixed assets                                  (49,574)
   Profits from equity investees                                       (47,831)
   Decrease in accounts receivable                                     304,543
   Decrease in inventories                                             707,586
   (Increase) in prepaid expenses                                      (22,535)
   (Decrease) in income taxes                                          (65,505)
   (Decrease) in other liabilities                                    (235,121)
   (Increase) in other current assets                                  (17,431)
   Decrease in accounts receivable related parties                         294
   Increase in accounts payable and accrued liabilities                 26,749
   (Decrease) in deferred revenue                                     (315,201)

                                                                       -------

   Net cash provided by operating activities                           500,169

CASH FLOWS (TO) INVESTING ACTIVITIES:
   Purchase of equipment                                              (158,664)
   Proceeds from disposal of equipment                                  55,550

                                                                       -------

   Net cash (used) by investing activities                            (103,114)

CASH FLOWS (TO) FINANCING ACTIVITIES:
   Increase in bank line of credit                                     152,322
   Decrease in accounts payable related parties                         (1,486)
   Payments of capital lease obligations                              (488,151)
   Dividends paid                                                      (64,735)
   Dividend from associated companies                                    4,000

                                                                       -------

   Net cash (used) by financing activities                            (398,050)

NET (DECREASE) IN CASH                                                    (995)
Cash at beginning of period                                              1,886
                                                                        ------
Cash at end of period                                                      891

                                                                       -------

Cash paid for interest expense                                       L 142,000
                                                                       -------
                                                                       -------

Cash paid for income taxes                                           L  53,497
                                                                       -------
                                                                       -------


SEE ACCOMPANYING NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                                     - F6 -

                         DATAPRO COMPUTERS GROUP LIMITED
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 1996
           ==========================================================

NOTE 1  -   THE COMPANY AND ITS OPERATIONS

Datapro Computers Group Limited was formed in 1986. Currently the Group employs over 150 staff mainly operating from the company's offices in Brighton, England, the Group also has several smaller locations throughout the United Kingdom.

The Group supplies services, systems integration, storage solutions and computer sub-systems for use within many commercial, industrial, scientific and government applications.

The investment in subsidiary undertakings is as follows, at June 30, 1996:-

     COMPANY                              % OWNERSHIP     ACTIVITIES
     -------                              -----------     ----------

     Datapro Computers Limited                100%        Computer Services
     Allied Business Systems Limited          100%        Holding Company
     ABS Computers Limited                    100%        Hire of Equipment
     Shortlands Computing Services Limited    100%        Hire of Equipment
     Multibus Limited                         100%        Dormant

     All subsidiary companies are registered in England.

The Company's investments in equity investees is as follows, at June 30, 1996:-

     COMPANY                              % OWNERSHIP     ACTIVITIES
     -------                              -----------     ----------

     Micabuild Limited                       18.97%       Development and supply
                                                          of computer systems
                                                          for the construction
                                                          industry
     Channel Business Systems PLC            27.25%       Sale and installation
                                                          of electronic business
                                                          systems

Following the year ended June 30, 1996 the Group has disposed of its interest in Micabuild Limited and accordingly the investment in this Company has been revalued up to the level of the sale proceeds less costs of disposal. The sale proceeds include a retention of L79,000, which will be released after December 31, 1996 subject to the net assets of the Company, as at June 30, 1996, not falling below a predetermined level.


NOTE 2 - BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. The preparation of financial statements in conformity with United Kingdom generally accepted accounting principles requires the directors to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

In the opinion of the directors, the accompanying financial statements contains all material adjustments consisting only of normal recurring adjustments necessary to present fairly the financial condition, the results of operations, the changes in stockholders' equity and cash flows.


                                     - F7 -

                         DATAPRO COMPUTERS GROUP LIMITED
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 1996
           ==========================================================

NOTE 3  -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

EQUITY INVESTEES
The Group follows the provisions of United Kingdom Statement of Standard Accounting Practice No. 1 in relation to all investments where it is able to exercise significant influence and in which the Group's interest is either in the nature of a joint venture or is substantial and for the long term.

In the Group accounts the investments are stated at cost plus attributable share of post acquisition profits less losses. In addition where, in the opinion of the directors, the value of the investment is significantly greater, then it is revalued. Full provision is made for the Group's share of any deficiency in an equity investees net assets value.

FOREIGN EXCHANGE
The accompanying condensed consolidated financial statements are presented in pounds sterling (L), the currency in which the Group conducts its normal business. At June 30, 1996 the exchange rate was L1 = US $1.551.

REVENUE SOURCES AND RECOGNITION
Revenue represents the net amount charged to customers in respect of goods supplied and services rendered. Revenue arising under hardware maintenance agreements, net of initial costs, is taken evenly over the period of the agreement. Income arising under software maintenance support contracts is taken when invoiced with provision being made for the anticipated future support costs.

INVENTORIES
Stocks of spares and components and goods for resale are stated at the lower of cost and net realizable value, where cost is determined by reference to purchase cost on a weighted average basis for spares and components and on a first in, first out basis in respect of goods for resale. Net realizable value is based on estimated selling price less any costs expected to be incurred to completion and disposal.

Rental stocks are written off in equal annual installments over three years and are shown in the accounts at cost less amounts written off.

PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost or valuation. Depreciation is provided on a straight-line basis using estimated useful lives of four years for motor vehicles, 3 to 10 years for fixtures and fittings and equipment and over the unexpired terms of the lease for leasehold. Depreciation expense was L334,385 for the year ended June 30, 1996.

PENSION

The Group operates a defined contribution pension scheme for certain of its employees. The assets of the scheme are held separately from those of the Group in an independently administered fund. Contributions to the scheme are charged to the profit and loss account as they become payable.

GOODWILL

Goodwill arising on consolidation and purchased goodwill are written off against reserves immediately on acquisition.


                                     - F8 -

                         DATAPRO COMPUTERS GROUP LIMITED
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 1996
           ==========================================================

NOTE 3  -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLE FIXED ASSETS

Intangible fixed assets include software development costs of acquired subsidiaries which, up to March 31, 1993, were capitalized and written off over three years. Subsequent to this date such costs are charged directly to profit and loss account as incurred. The Crown copyright in Pharaoh, which has been purchased, is being written off over ten years.

LEASED ASSETS

Assets acquired under finance leases that give rights approximating to ownership are treated as if they had been purchased outright and depreciated on the basis stated above. The corresponding liability to the leasing company is included as an obligation under finance leases.

Annual rentals for all operating leases are charged to the profit and loss account as they arise.

CONCENTRATION OF CREDIT RISK
Ongoing credit evaluations of customers' financial condition are performed and, generally, no collateral is required. The Group maintains reserves for potential credit losses and such losses, in the aggregate have not exceeded director's expectations. Customers are located throughout the United Kingdom.


NOTE 4  -   PROPERTY AND EQUIPMENT

Property and equipment consist of the following:-

                                                                   JUNE 30,
                                                                     1996
                                                                  ----------

     Vehicles                                                     L  776,465
     Leasehold                                                        30,001
     Computer equipment                                            1,235,985

                                                                  ----------

Less accumulated depreciation                                     (1,154,854)
                                                                  ----------

                                                                  L  887,597
                                                                  ----------
                                                                  ----------


NOTE 5  -   ACCRUED EXPENSES

Accrued expenses consist of the following:-

                                                                   JUNE 30,
                                                                     1996
                                                                  ----------

     Value Added Tax (VAT) liability                              L  182,026
     Payroll taxes                                                   106,672

                                                                  ----------

                                                                  L  288,698
                                                                  ----------
                                                                  ----------


                                     - F9 -

                         DATAPRO COMPUTERS GROUP LIMITED
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 1996
           ==========================================================


NOTE 6 - INVESTMENTS

The Company's investments in equity investees is as follows, at June 30, 1996:-

     COMPANY                       % OWNERSHIP   ACTIVITIES
     -------                       -----------   ----------

     Micabuild Limited                18.97%     Development and supply of
                                                 computer systems for the
                                                 construction industry
     Channel Business Systems PLC     27.25%     Sale and installation of
                                                 electronic business systems

Following the year end the Group has disposed of its interest in Micabuild Limited and accordingly the investment in this Company has been revalued up to the level of the sale proceeds less costs of disposal. The sale proceeds include a retention of L79,000, which will be released after December 31, 1996 subject to the net assets of the Company, as at June 30, 1996, not falling below a predetermined level.

The value of these investments at June 30, 1996, is as follows:-

                                          EQUITY       LISTED
     COST OR VALUATION                   INVESTEES   INVESTMENTS     TOTAL
     -----------------                   ---------   -----------     -----
                                             L            L            L

     July 1, 1995                         228,141       1,206       229,347

     Revaluation                          251,073        -          251,073

     Share of profit for the year
     net of income taxes                   37,607        -           37,607

     Dividends received in the year        (4,000)       -           (4,000)

                                        ---------     -------     ---------

     JUNE 30, 1996                      L 512,821     L 1,206     L 514,027
                                        ---------     -------     ---------
                                        ---------     -------     ---------


                                     - F10 -

                           DATAPRO COMPUTERS GROUP LIMITED
                 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           FOR THE YEAR ENDED JUNE 30, 1996
              ==========================================================

NOTE 7 - INCOME TAXES

The charge for taxation is based on the loss for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes. Provision is made for deferred tax only to the extent that it is probable that an actual liability will crystallize.

The Company is a limited company within the meaning of the United Kingdom Income and Corporation Taxes Act of 1970, as amended.

The provision (benefit) for income taxes is as follows at June 30:

                                                   1996
                                                 --------

    Based on the loss for the year:
    Income tax at 25%                            L(31,072)
    Share of equity investees tax on profits       10,224

                                                 --------

                                                 L(20,848)

    In respect of prior years:
    Income tax under-provided                         745

                                                 --------

                                                 L(20,103)
                                                 ========

    DEFERRED TAXATION

Deferred tax in respect of the Group only, provided and unprovided are as follows:

                                                                   1996
                                                 UNPROVIDED      PROVIDED
                                                 ----------      --------
                                                      L              L


Surplus of equity investees valuation over cost    30,000        110,908
                                                   ======        =======


                                        -F11-

                           DATAPRO COMPUTERS GROUP LIMITED
                 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           FOR THE YEAR ENDED JUNE 30, 1996
                ======================================================

NOTE 8 -  LEASE COMMITMENTS

CAPITAL LEASE OBLIGATIONS
The Group leases assets under capital lease obligations which are included in property and equipment as at June 30:
                                                                        1996
                                                                     ---------

    Vehicles                                                         L 364,864
    Others                                                              54,263
    Less accumulated depreciation                                     (151,289)
                                                                       -------

                                                                     L 267,838
                                                                       =======

Future minimum lease payments including payments for rental inventories with a net book value of L334,258, under capital leases together with the present value of net minimum lease payments at June 30:
                                                                        1996
                                                                     ---------

    1996-1997                                                        L 442,069
    1997-1998                                                          195,520
    1998-1999                                                           64,963
    1999-2000                                                           32,789
    2000-2001                                                            1,140
                                                                       -------


Total minimum lease payments                                           736,481
Less amount representing interest                                     (100,130)
                                                                       -------


Present value of net minimum lease payments                            636,351
Less current portion                                                  (388,392)
                                                                       -------

                                                                     L 247,959
                                                                       =======

OPERATING LEASES
The Group leases various equipment and vehicles under operating leases.

Commitments under operating leases in existence at June 30, 1996 are as follows:

    1997                              L   203,825
    1998                                  196,397
    1999                                  180,500
    2000                                  180,000
    Thereafter                          1,972,500
                                        ---------

                                      L 2,733,222
                                        =========

Rent expense for the operating leases for the year ended June 30, 1996 was L312,897.


                                        -F12-

                           DATAPRO COMPUTERS GROUP LIMITED
                 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           FOR THE YEAR ENDED JUNE 30, 1996
              ==========================================================

NOTE 8 -  LEASE COMMITMENTS (CONTINUED)

The Group leases several properties throughout the United Kingdom, the details of which at June 30, 1996, are as follows:-


    UNITED KINGDOM           SQUARE        ANNUAL       EXPIRY
       LOCATION              FOOTAGE     LEASE/RENT      DATE
    --------------           -------     ----------     ------

    Rugby                      900         L6,000     July 1998

    London                   4,500        L42,000     June 2000

    Ipswich                  2,400        L17,825     January 1998

    Brighton                30,000       L125,000     June 2015

    Horsham                  1,400        L13,000     December 2008


NOTE 9 -  ECONOMIC DEPENDENCY

The Group has had four suppliers upon whom it depended upon for greater than 10% of its product supplies for all products purchased during the year ended June 30:

                                                       1996
                                                      -------

Supplier A                                             34%
Supplier B                                             19%
Supplier C                                             18%
Supplier D                                             11%

The Group had no customers who accounted for more than 10% of revenue for the year ended June 30, 1996.


NOTE 10 - SUPPLEMENTAL INFORMATION TO CONSOLIDATED STATEMENTS OF CASH FLOWS FOR NONCASH INVESTING AND FINANCING ACTIVITIES

                                                        1996
                                                       -------


During the year ended June 30, 1996. the Group financed through lease obligations the following:

Property and equipment                                L 163,817

Rental Inventories                                    L 188,551


                                        -F13-

                           DATAPRO COMPUTERS GROUP LIMITED
                 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           FOR THE YEAR ENDED JUNE 30, 1996
              ==========================================================

NOTE 11 - SUBSEQUENT EVENTS (UNAUDITED)

Effective October 11, 1996, 4Front Software International, Inc. (4Front) acquired all of the outstanding shares of the Company for cash. Details of the purchase are discussed in the accompanying unaudited pro forma financial statements (See F-15).

4Front (a United States public company), operating through 4Front Group Plc (a United Kingdom wholly owned subsidiary) is a computer software sales, consultancy, service and support company specializing in systems integration, connectivity, networking and communications products, and installation services.


                                        -F14-

                 4FRONT SOFTWARE INTERNATIONAL INC. AND SUBSIDIARIES
                            PRO FORMA FINANCIAL STATEMENTS
                                 EXPLANATORY HEADNOTE


ITEM 2.     ACQUISITION OF ASSETS.

    On October 11, 1996 4Front Software International Inc., acquired all of the issued and outstanding stock of Datapro Computers Group Limited ("Datapro"), based in the United Kingdom. The purchase price was L1.39 million cash ($2.15 million) subject to certain conditions as set forth below.

    Pursuant to the stock purchase agreement, L1.25 million cash ($1.95 million) was paid to the stockholders of Datapro from available cash at bank resources of the registrant.

    If the net assets of Datapro as per the September 1996 Management accounts as prepared on a consistent basis with Datapro's previous accounts, exceeds L400,000 ($620,000) then the remaining L135,000 ($200,000) will be paid. If the net assets are less than L400,000 ($620,000), then the additional payment shall be adjusted downwards on a pound-for-pound basis.

    There is no material relationship between the registrant, it's affiliates, officers or directors and any affiliate, officer or director of Datapro Computers Group Limited.

    Datapro is a United Kingdom supplier of storage solutions and computer sub-systems, with revenues of approximately $17 million. Datapro, based in Brighton, Southern England, provides a full range of specialized computer services to approximately 1,250 customers, principally large blue chip corporations and public sector organizations. Services offered include systems integration, hardware and software maintenance and systems support, and other technology enabling services. Datapro provides high-end support for a number of U.S. and U.K. technology manufacturers, including IBM, NCR and Mitsubishi Apricot. Datapro's service and systems integration activities account for the majority of its business.

    Datapro also offers a range of software and hardware products, some of which are proprietary to the Company including asset management software developed for the health services industry and project accounting software developed primarily for the construction industry.


ACCOMPANYING UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma financial statements have been prepared with the inclusion of the pro forma effect of an earlier acquisition made by the Company, "Hammer Distribution Limited" for which an 8-K was filed with financial statements and pro forma information on October 31, 1996.

The cumulative pro forma financial statements show the effect of the acquisition of Hammer Distribution Limited and then the effect of the acquisition of Datapro Computers Group Limited.

The accompanying financial statements of Datapro Computers Group Limited have been prepared in accordance with United Kingdom generally accepted accounting principles. Adjustments required for United States generally accepted accounting principles are included in the Pro Forma Adjustments column.


                                        -F15-

                 4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE TWELVE MONTH PERIODS (UNAUDITED)



                                                       4FRONT SOFTWARE          HAMMER
                                                     INTERNATIONAL, INC.     DISTRIBUTION
                                                      AND SUBSIDIARIES         LIMITED
                                                          JANUARY 31,         JANUARY 31,         PRO FORMA          PRO FORMA
                                                            1996                 1996            ADJUSTMENTS        CONSOLIDATED
                                                         -----------          ----------         -----------        ------------

REVENUES                                                 $32,248,697         $12,978,581           $       -         $45,227,278
                                                          ----------           ---------          ----------           ---------
Cost of revenues                                          20,807,858          11,350,379                   -          32,158,237
Write down of software
  development costs                                          755,184                   -                   -             755,184
                                                          ----------           ---------          ----------           ---------
GROSS PROFIT                                              10,685,655           1,628,202                   -          12,313,857
                                                          ----------           ---------          ----------           ---------

OPERATING EXPENSES:
    Selling, general and
      administrative expenses                              9,566,257           1,520,251                   -          11,086,508
    Depreciation                                             356,379              34,740                   -             391,119
    Amortization                                             203,938                   -             133,590 (4)         337,528
                                                          ----------           ---------          ----------           ---------
    Total operating expenses                              10,126,574           1,554,991             133,590          11,815,155
                                                          ----------           ---------          ----------           ---------

INCOME BEFORE INTEREST
  EXPENSE, INCOME TAXES AND
  SHARE OF RESULTS IN EQUITY
  INVESTEE                                                   559,081              73,211            (133,590)            498,702

INTEREST INCOME (EXPENSE):
    Interest income                                           14,189                 526                   -              14,715
    Interest expense                                        (258,421)            (73,483)                  -            (331,904)
                                                          ----------           ---------          ----------           ---------
    Total interest expense                                  (244,232)            (72,957)                  -            (317,189)
                                                          ----------           ---------          ----------           ---------

INCOME BEFORE INCOME TAXES
  AND SHARE OF RESULTS IN
  EQUITY INVESTEE                                            314,849                 254            (133,590)            181,513

SHARE OF RESULTS IN EQUITY
  INVESTEE:
    Write down of investment in and
      advances to equity investee                           (581,770)                  -                   -            (581,770)
    Share of operating (loss) of
      equity investee                                       (179,246)                  -                   -            (179,246)
                                                          ----------           ---------          ----------           ---------
    Total share of results in
      equity investee                                       (761,016)                  -                   -            (761,016)
                                                          ----------           ---------          ----------           ---------

INCOME (LOSS) BEFORE INCOME
  TAXES                                                     (446,167)                254            (133,590)           (579,503)
INCOME TAXES                                                 205,784                (271)                  -             205,513
                                                          ----------           ---------          ----------           ---------
NET INCOME (LOSS)                                         $ (651,951)          $     525          $ (133,590)         $ (785,016)
                                                            ========            ========           =========             =======

NET (LOSS) PER COMMON SHARE                                                                                              $ (0.29)

Weighted average number of
  common shares outstanding                                                                                            2,742,614




       SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STAEMENTS AND
                                 EXPLANATORY HEADNOTE


                                        -F16-

                 4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE TWELVE MONTH PERIODS (UNAUDITED)



                                                         PRO FORMA
                                                       CONSOLIDATED           DATAPRO
                                                      4FRONT SOFTWARE        COMPUTERS
                                                     INTERNATIONAL, INC.       GROUP
                                                      AND SUBSIDIARIES        LIMITED
                                                         JANUARY 31,         DECEMBER 31,          PRO FORMA          PRO FORMA
                                                             1996                1995             ADJUSTMENTS        CONSOLIDATED
                                                        ------------        ------------          -----------        ------------
REVENUES                                                 $45,227,278         $18,478,889          $      -           $63,706,167
                                                          ----------            --------            --------          ----------
Cost of revenues                                          32,158,237          10,311,530                 -            42,469,767
Write down of software
  development costs                                          755,184               -                     -               755,184
                                                          ----------            --------            --------          ----------
GROSS PROFIT                                              12,313,857           8,167,359                 -            20,481,216
                                                          ----------            --------            --------          ----------

OPERATING EXPENSES:
Selling, general and
  administrative expenses                                 11,086,508           7,695,909                 -            18,782,417
Depreciation                                                 391,119             561,608                 -               952,727
Amortization                                                 337,528               -                 294,702 (4)         632,230
                                                          ----------            --------            --------          ----------
    Total operating expenses                              11,815,155           8,257,517             294,702          20,367,374
                                                          ----------            --------            --------          ----------

INCOME/(LOSS) BEFORE INTEREST
  EXPENSE, INCOME TAXES AND
  RESULTS IN EQUITY INVESTEES                                498,702             (90,158)           (294,702)            113,842

INTEREST INCOME (EXPENSE):
  Interest income                                             14,715                 158                 -                14,873
  Interest expense                                          (331,904)           (143,335)                -              (475,239)
                                                          ----------            --------            --------          ----------
    Total interest expense                                  (317,189)           (143,177)                -              (460,366)
                                                          ----------            --------            --------          ----------

INCOME/(LOSS) BEFORE INCOME
  TAXES AND RESULTS IN EQUITY
  INVESTEES                                                  181,513            (233,335)           (294,702)           (346,524)

RESULTS IN EQUITY INVESTEES:
Write down of investment in and
  advances to equity investee                               (581,770)              -                     -              (581,770)
Share of operating profit (loss) of
  equity investee                                           (179,246)             55,946                 -              (123,300)
                                                          ----------            --------            --------          ----------
    Total share of results in
      equity investees                                      (761,016)             55,946                 -              (705,070)

(LOSS) BEFORE INCOME TAXES                                  (579,503)           (177,389)           (294,702)         (1,051,594)
INCOME TAXES                                                 205,513               3,233                 -               208,746
                                                          ----------            --------            --------          ----------
NET (LOSS)                                               $  (785,016)          $(180,622)          $(294,702)        $(1,260,340)
                                                            ========             =======             =======           =========

NET (LOSS) PER COMMON SHARE                                  $ (0.29)                                                    $ (0.46)

Weighted average number of
  common shares outstanding                                2,742,614                                                   2,742,614



    SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STAEMENTS AND
                              EXPLANATORY HEADNOTE


                                      -F17-

                 4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES

                        PRO FORMA CONSOLIDATED BALANCE SHEETS
                                     (UNAUDITED)



                                        ASSETS



                                               4FRONT SOFTWARE        HAMMER
                                            INTERNATIONAL, INC.    DISTRIBUTION
                                             AND SUBSIDIARIES         LIMITED
                                                  JULY 31,            JULY 31,          PRO FORMA          PRO FORMA
                                                    1996                1996            ADJUSTMENTS       CONSOLIDATED
                                                -----------         -----------         -----------       ------------

CURRENT ASSETS:
    Cash                                        $11,198,970        $    337,506        $ (1,700,000)(2)    $  9,836,476
    Accounts receivable, net                      8,044,793           2,062,014                   -          10,106,807
    Inventories                                   4,098,100             840,349                   -           4,938,449
    Deposits                                         29,970                   -                   -              29,970
    Prepaid expenses                                429,673              26,453                   -             456,126
    Shareholders advances                                 -              46,800                   -              46,800
    Income tax receivable                           165,053               4,168                   -             169,221
    Other                                           274,802                 468                   -             275,270

                                                -----------         -----------         -----------        ------------

           Total Current Assets                  24,241,361           3,317,758          (1,700,000)         25,859,119

PROPERTY AND EQUIPMENT, net                       1,065,111             126,095                   -           1,191,206

EQUITY INVESTEE                                     339,421                   -                   -             339,421

RECEIVABLE, related party                           644,356                   -                   -             644,356

INTANGIBLE ASSETS                                 1,950,660                   -           1,264,381 (3)       3,215,041

OTHER                                               616,528                   -                   -             616,528
                                                -----------         -----------         -----------        ------------

                                                $28,857,437         $ 3,443,853          $ (435,619)        $31,865,671
                                                 ==========           =========           =========          ==========




    SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STAEMENTS AND
                              EXPLANATORY HEADNOTE


                                     -F18-

                 4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES

                        PRO FORMA CONSOLIDATED BALANCE SHEETS
                                     (UNAUDITED)



                                        ASSETS


                                                         PRO FORMA
                                                        CONSOLIDATED          DATAPRO
                                                      4FRONT SOFTWARE        COMPUTERS
                                                     INTERNATIONAL, INC.       GROUP
                                                      AND SUBSIDIARIES        LIMITED
                                                           JULY 31,           JUNE 30,           PRO FORMA           PRO FORMA
                                                             1996               1996            ADJUSTMENTS         CONSOLIDATED
                                                         -----------       -------------        -----------         ------------
CURRENT ASSETS:
    Cash                                                $  9,836,476       $       1,382         $(1,950,000)(5)    $  7,887,858
    Accounts receivable, net                              10,106,807           3,406,672             (80,000)(3)      13,433,479
    Inventories                                            4,938,449           2,821,294            (950,000)(3)       6,809,743
    Deposits                                                  29,970              -                    -                  29,970
    Prepaid expenses                                         456,126             227,350               -                 683,476
    Shareholder advances                                      46,800              -                    -                  46,800
    Income tax receivable                                    169,221              48,857               -                 218,078
    Other                                                    275,270              48,988               -                 324,258

                                                         -----------         -----------         -----------        ------------

           Total Current Assets                           25,859,119           6,554,543          (2,980,000)         29,433,662

PROPERTY AND EQUIPMENT, net                                1,191,206           1,376,663            (400,000)(3)       2,167,869

EQUITY INVESTEE                                              339,421             214,492             -                   553,913

RECEIVABLE, related party                                    644,356              -                  -                   644,356

INTANGIBLE ASSETS                                          3,215,041              49,083           2,947,016 (3)       6,211,140

DEFERRED TAXATION                                            -                    -                  800,000 (3)         800,000

OTHER                                                        616,528             582,796             -                 1,199,324

                                                         -----------         -----------         -----------        ------------

                                                         $31,865,671          $8,777,577            $367,016        $ 41,010,264
                                                          ==========           =========            ========          ==========






      SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AND
                                 EXPLANATORY HEADNOTE


                                        -F19-

                 4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES

                        PRO FORMA CONSOLIDATED BALANCE SHEETS
                                     (UNAUDITED)



                         LIABILITIES AND STOCKHOLDERS' EQUITY



                                                      4FRONT SOFTWARE          HAMMER
                                                     INTERNATIONAL, INC.    DISTRIBUTION
                                                      AND SUBSIDIARIES        LIMITED
                                                           JULY 31,            JULY 31,         PRO FORMA             PRO FORMA
                                                             1996                1996           ADJUSTMENTS          CONSOLIDATED
                                                         -----------         -----------         ----------          ------------
CURRENT LIABILITIES:
    Trade accounts payable                               $ 4,697,120         $ 2,174,526          $ 100,000  (3)     $ 6,971,646
    Accrued liabilities                                    1,058,506              68,840                  -            1,127,346
    Stockholder advances                                     391,842                   -                  -              391,842
    Notes payable                                                  -             584,857                  -              584,857
    Capital lease obligations,
       current portion                                        77,013              13,357                  -               90,370
    Income taxes payable                                     271,203              27,815                  -              299,018
    Deferred revenue                                       2,393,320                   -                  -            2,393,320
                                                          ----------          ----------          ---------           ----------


           Total Current Liabilities                       8,889,004           2,869,395            100,000           11,858,399

CAPITAL LEASE OBLIGATIONS,
   less current portion                                      101,091              38,839                  -              139,930
                                                          ----------          ----------          ---------           ----------

           Total Liabilities                               8,990,095           2,908,234            100,000           11,998,329
                                                          ----------          ----------          ---------           ----------


COMMITMENTS AND CONTINGENCIES:

STOCKHOLDERS' EQUITY:
    Common stock, no par value                            23,164,689              18,525            (18,525) (3)      23,164,689
    Additional paid in capital                                     -               1,170             (1,170) (3)               -
    Capital redemption reserve                                     -               1,170             (1,170) (3)               -

    Accumulated (deficit)                                 (3,367,177)            514,754           (514,754) (3)      (3,367,177)

    Foreign currency adjustment                               69,830                   -                  -               69,830
                                                          ----------          ----------          ---------           ----------


    Total Stockholders' Equity                            19,867,342             535,619           (535,619)          19,867,342
                                                          ----------          ----------          ---------           ----------

                                                         $28,857,437         $ 3,443,853         $ (435,619)         $31,865,671
                                                          ==========           =========          =========           ==========





       SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AND
                                 EXPLANATORY HEADNOTE


                                        -F20-

                 4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                         LIABILITIES AND STOCKHOLDERS' EQUITY


                                                          PRO FORMA
                                                         CONSOLIDATED          DATAPRO
                                                       4FRONT SOFTWARE        COMPUTERS
                                                      INTERNATIONAL, INC.       GROUP
                                                       AND SUBSIDIARIES        LIMITED
                                                            JULY 31,           JUNE 30,             PRO FORMA        PRO FORMA
                                                              1996               1996              ADJUSTMENTS      CONSOLIDATED
                                                         ------------       -------------          -----------      ------------
CURRENT LIABILITIES:
                                                                                                  $  150,000 (3)
                                                                                                     300,000 (3)
    Trade accounts payable                               $ 6,971,646          $2,951,316            (340,000)(3)    $10,032,962
    Accrued liabilities                                    1,127,346             447,771               -              1,575,117
    Stockholder advances                                     391,842              -                    -                391,842
    Lines of credit-bank                                      -                  681,692               -                681,692
    Notes payable                                            584,857              -                    -                584,857
    Capital lease obligations,
       current portion                                        90,370             602,396               -                692,766
    Income taxes payable                                     299,018              -                    -                299,018
    Deferred revenue                                       2,393,320           1,995,979           1,300,000 (3)      5,689,299
                                                         -----------         -----------         -----------       ------------
           Total Current Liabilities                      11,858,399           6,679,154           1,410,000         19,947,553

LONG TERM DEBT - less current
                   portion                                   -                   498,837               -                498,837

CAPITAL LEASE OBLIGATIONS,
   less current portion                                      139,930             384,584               -                524,514

DEFERRED TAXATION                                            -                   172,018               -                172,018
                                                         -----------         -----------         -----------       ------------
           Total Liabilities                              11,998,329           7,734,593           1,410,000         21,142,922
                                                         -----------         -----------         -----------       ------------

COMMITMENTS AND CONTINGENCIES:

STOCKHOLDERS' EQUITY:
    Common stock, no par value                            23,164,689              33,838             (33,838)(3)     23,164,689
    'A' stock, no par value                                  -                     8,531              (8,531)(3)         -
    11.5% preference stock                                   -                   175,123            (175,123)(3)         -
    11.5% 'A' preference stock                               -                   426,525            (426,525)(3)         -
    Additional paid in capital                               -                   267,199            (267,199)(3)         -
    Capital redemption reserve                               -                   184,543            (184,543)(3)         -
    Revaluation reserve                                      -                   322,428            (322,428 (3)         -
    Accumulated (deficit)                                 (3,367,177)           (375,203)            375,203 (3)     (3,367,177)
    Foreign currency adjustment                               69,830              -                    -                 69,830
                                                         -----------         -----------         -----------       ------------
    Total Stockholders' Equity                            19,867,342           1,042,984          (1,042,984)        19,867,342
                                                         -----------         -----------         -----------       ------------
                                                         $31,865,671          $8,777,577            $367,016        $41,010,264
                                                           =========           =========            ========         ==========







       SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STAEMENTS AND
                                 EXPLANATORY HEADNOTE

                                        -F21-

4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)




                                                      4FRONT SOFTWARE         HAMMER
                                                     INTERNATIONAL, INC.   DISTRIBUTION
                                                      AND SUBSIDIARIES        LIMITED
                                                          JULY 31,            JULY 31,            PRO FORMA          PRO FORMA
                                                            1996                1996             ADJUSTMENTS        CONSOLIDATED
                                                         -----------         -----------         -----------        ------------
REVENUES                                                 $20,610,663         $ 7,922,786         $         -         $28,533,449
                                                         -----------         -----------         -----------        ------------
Cost of revenues                                          13,934,697           7,057,120                   -          20,991,817
                                                         -----------         -----------         -----------        ------------
GROSS PROFIT                                               6,675,966             865,666                   -           7,541,632
                                                         -----------         -----------         -----------        ------------

OPERATING EXPENSES:
    Selling, general and
      administrative expenses                              5,544,194             717,259                   -           6,261,453
    Depreciation                                             154,396              20,943                   -             175,339
    Amortization                                             123,740                   -              63,219(4)          186,959
                                                         -----------         -----------         -----------        ------------
           Total operating expenses                        5,822,330             738,202              63,219           6,623,751
                                                         -----------         -----------         -----------        ------------

INCOME BEFORE INTEREST
  EXPENSE, INCOME TAXES AND
  SHARE OF RESULTS IN EQUITY
  INVESTEE                                                   853,636             127,464             (63,219)            917,881

INTEREST INCOME (EXPENSE):
    Interest income                                           81,588                   -                   -              81,588
    Interest expense                                        (128,936)            (44,312)                  -            (173,248)
                                                         -----------         -----------         -----------        ------------
           Total interest expense                            (47,348)            (44,312)                  -             (91,660)
                                                         -----------         -----------         -----------        ------------

INCOME BEFORE INCOME TAXES
  AND SHARE OF RESULTS IN
  EQUITY INVESTEE                                            806,288              83,152             (63,219)            826,221

SHARE OF RESULTS IN EQUITY
  INVESTEE:
    Share of operating (loss) of
      equity investee                                       (124,392)                  -                   -            (124,392)
                                                         -----------         -----------         -----------        ------------
    Total share of results in
      equity investee                                       (124,392)                  -                   -            (124,392)
                                                         -----------         -----------         -----------        ------------

INCOME (LOSS) BEFORE INCOME
  TAXES                                                      681,896              83,152             (63,219)            701,829
INCOME TAXES                                                 170,474              27,440                   -             197,914
                                                         -----------         -----------         -----------        ------------
NET INCOME (LOSS)                                        $   511,422        $     55,712         $   (63,219)        $   503,915
                                                            ========            ========            ========            ========
NET INCOME PER COMMON SHARE                                                                                              $  0.12





       SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AND
                                 EXPLANATORY HEADNOTE

                                        -F22-

                 4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         FOR THE SIX MONTH PERIOD (UNAUDITED)


                                                         PRO FORMA
                                                        CONSOLIDATED           DATAPRO
                                                      4FRONT SOFTWARE         COMPUTERS
                                                     INTERNATIONAL, INC.        GROUP
                                                      AND SUBSIDIARIES         LIMITED
                                                          JULY 31,             JUNE 30,            PRO FORMA         PRO FORMA
                                                            1996                 1996             ADJUSTMENTS       CONSOLIDATED
                                                         -----------         -----------          -----------       ------------
REVENUES                                                 $28,533,449          $9,143,969        $      -             $37,677,418
                                                           ---------            --------           ---------          ----------

Cost of revenues                                          20,991,817           4,615,438               -              25,607,255
                                                           ---------            --------           ---------          ----------

GROSS PROFIT                                               7,541,632           4,528,531               -              12,070,163
                                                           ---------            --------           ---------          ----------

OPERATING EXPENSES:
    Selling, general and
      administrative expenses                              6,261,453           4,090,958               -              10,352,411
    Depreciation                                             175,339             269,909               -                 445,248
    Amortization                                             186,959               -                 147,351 (4)         334,310
                                                           ---------            --------           ---------          ----------
           Total operating expenses                        6,623,751           4,360,867             147,351          11,131,969
                                                           ---------            --------           ---------          ----------

INCOME BEFORE INTEREST
  EXPENSE, INCOME TAXES AND
  SHARE OF RESULTS IN EQUITY
  INVESTEES                                                  917,881             167,664            (147,351)            938,194

INTEREST INCOME (EXPENSE):
    Interest income                                           81,588                 405               -                  81,993
    Interest expense                                        (173,248)           (168,346)              -                (341,594)
                                                           ---------            --------           ---------          ----------
           Total interest expense                            (91,660)           (167,941)              -                (259,601)
                                                           ---------            --------           ---------          ----------

INCOME BEFORE INCOME TAXES
  AND SHARE OF RESULTS IN
  EQUITY INVESTEES                                           826,221                (277)           (147,351)            678,593

SHARE OF RESULTS IN EQUITY
  INVESTEES:
    Share of operating profit (loss)
      of equity investees                                   (124,392)             36,591               -                 (87,801)
                                                           ---------            --------           ---------          ----------

INCOME (LOSS) BEFORE INCOME
  TAXES                                                      701,829              36,314            (147,351)            590,792
INCOME TAXES                                                 197,914               5,058               -                 202,972
                                                           ---------            --------           ---------          ----------
NET INCOME (LOSS)                                         $  503,915             $31,256           $(147,351)          $ 387,820
                                                             =======              ======             =======              ======

NET INCOME PER COMMON
  SHARE                                                                                                                  $  0.10




       SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AND
                                 EXPLANATORY HEADNOTE

                                        -F23-

                 4FRONT SOFTWARE INTERNATIONAL, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                     (UNAUDITED)


NOTE 1 - PRO FORMA ADJUSTMENTS

The adjustments relating to the pro forma consolidated balance sheets are prepared assuming the acquisition of Hammer Distribution Limited and Datapro Computers Group Limited was consummated at the balance sheet date. The adjustments relating to the pro forma consolidated statements of operations are recorded assuming the acquisition of Hammer Distribution Limited and Datapro Computers Group Limited were consummated at the beginning of the period for all periods presented.

The contingent consideration payable upon the conditions set out in the acquisition of Hammer could give effect to an additional cash payment of a maximum of L750,000 ($1.2 million). If the conditions set out were met the goodwill on acquisition would increase by $1.2 million with a corresponding increase to goodwill amortization of $120,000 per annum.

The contingent consideration payable upon the conditions set out in the acquisition of Datapro Computers Group Limited could give effect to an additional cash payment of a maximum of L135,000 ($200,000). If the conditions set out were met the goodwill on acquisition would increase by $200,000 with a corresponding increase to goodwill amortization of $20,000 per annum.


NOTE 2

To record the initial purchase price of $1,700,000 for the acquisition of Hammer Distribution Limited.


NOTE 3

To eliminate common stock acquired, to record costs incurred in excess of the fair market value of the assets acquired as goodwill, and to reflect fair market value adjustments of assets and liabilities and the reflection of US GAAP adjustments.


NOTE 4

To record amortization of goodwill using the straight-line method over 10 years.


NOTE 5

To record the initial purchase price of $1,950,000 for the acquisition of Datapro Computers Group Limited.


                                        -F24-